Employee Benefit Plans (Prepaid Benefit Detail) (Detail) - Grayson Plan - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Prepaid benefit detail
Benefit obligation	$ (5,223)	$ (4,783)	$ (4,645)
Fair value of assets	8,513	7,894	$ 7,722
Unrecognized net actuarial loss	1,249	1,181
Prepaid benefit cost	$ 4,539	$ 4,292